UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 24, 2008

SAPPHIRE INDUSTRIALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33914	26-1159283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Rockefeller Plaza

62nd Floor

New York, New York 10020

(Address of principal executive offices, zip code)

(212) 632-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Sapphire Industrials Corp. with the Securities and Exchange Commission on January 28, 2008 (the “Original Report”) to restate on the statement of cash flows payments of $173,744 for deferred offering costs from an operating activity to a financing activity for both the period September 27, 2007 (“date of inception”) to December 31, 2007 and the period from the date of inception to January 24, 2008. The Company considers this an immaterial restatement. This restatement has been described in Note 8 to the financial statements. Revised financial statements reflecting this revision are attached as Exhibit 99.1 hereto and replace in their entirety the financial statements filed as Exhibit 99.1 to the Original Report. Except for the revision to the statement of cash flows and the addition of Note 8 contained in Exhibit 99.1 described above, no information included in the Original Report is amended by this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAPPHIRE INDUSTRIALS CORP.

Date: March 24, 2008	By:	/s/ Douglas C. Taylor
	Name:	Douglas C. Taylor
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Financial Statements